UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Form 8-K

__________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 24, 2025

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THE ONCOLOGY INSTITUTE, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-39248	84-3562323
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18000 Studebaker Road, Suite 800, Cerritos, CA	90703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (562) 735-3226

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	TOI	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Common stock, each at an exercise price of $11.50 per share	TOIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐.

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On March 24, 2025, The Oncology Institute, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain investors (the “Purchasers”), including existing investors, as well as members of the Company’s management team and board of directors, and entities affiliates with members of the Company’s board of directors. The Purchase Agreement provides for the sale and issuance by the Company of an aggregate of: (i) 12,006,510 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to an aggregate of 2,886,614 shares of Common Stock and (iii) accompanying common warrants (the “Common Warrants,” together with the Pre-Funded Warrants, the “Warrants”) to purchase up to an aggregate of 7,446,562 shares of Common Stock (collectively, the “Private Placement”). The price per unit of two Shares and an accompanying Common Warrant is $2.2084 and the combined price of two Pre-Funded Warrants and an accompanying Common Warrant is $2.2082. The closing of the Private Placement is expected to occur on about March 26, 2025 (the “Closing”). The Shares and Warrants are collectively referred to herein as the “Securities.”

Each Common Warrant has an exercise price per share of Common Stock of $1.1980, will become exercisable on March 26, 2025, and will expire on March 26, 2030. Each Pre-Funded Warrant has a nominal exercise price per share of $0.0001, is immediately exercisable on the date of issuance and will remain exercisable until exercised in full. A Purchaser (together with its affiliates) may not exercise any portion of a Pre-Funded Warrant or Common Warrant to the extent that the Purchaser would beneficially own more than 4.9% (or, upon election by the Purchaser prior to the issuance of such Pre-Funded Warrant and Common Warrant, as applicable, either 4.99%, 9.99% or 19.99%) of the number of shares of the Common Stock outstanding immediately prior to or after giving effect to such exercise, as such percentage ownership is determined in accordance with Section 13(d) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The exercise price and the number of shares of Common Stock issuable upon exercise of each Pre-Funded Warrant and Common Warrant will be subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Common Stock.

The aggregate gross proceeds to the Company from the Private Placement will be approximately $16.5 million, before deducting the placement agents’ fees and other offering expenses and excluding any proceeds the Company may receive upon exercise of the Pre-Funded Warrants and Common Warrants. The Company intends to use the proceeds from the Private Placement to support organic growth and working capital needs.

Pursuant to the Purchase Agreement, the Company has agreed not to issue any shares of Common Stock of Common Stock equivalents, subject to certain exceptions, until the earlier of (i) the business day immediately following the date the Registration Statement (as defined below) is deemed effective by the Securities and Exchange Commission (the “SEC”) and (ii) 45 days after the Closing.

The Purchase Agreement also contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Purchasers, other obligations of the parties and termination provisions.

The foregoing summaries of the Private Placement, the Securities issued in connection therewith and the Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the definitive transaction documents. Copies of the forms of the Pre-Funded Warrant and Common Warrant and the Purchase Agreement are attached hereto as Exhibits 4.1, 4.2 and 10.1, respectively, and are incorporated herein by reference.

Exchange Agreement

In connection with the Private Placement, the Company entered into an exchange agreement (the “Exchange Agreement”) with certain investment funds affiliated with Deerfield Management Company, L.P., an existing investor, (collectively, the “Deerfield Parties”), pursuant to which the Deerfield Parties have agreed to exchange an aggregate of approximately $4.1 million aggregate principal amount of the Company’s senior secured convertible notes held by the Deerfield Parties in exchange for an aggregate of 37,232.83 shares of the Company’s Series A Common Equivalent Convertible Preferred Stock (the “Preferred Stock”), convertible into an aggregate of 3,723,283 shares of Common Stock, and Common Warrants exercisable for an aggregate of 1,861,642 shares of Common Stock, based upon the prices being paid by the Purchasers of Common Stock in the Private Placement (the “Exchange”).

Each share of Preferred Stock is convertible into 100 shares of Common Stock (subject to adjustment) at the option of the holder thereof and, in limited circumstances, at the election of the Company, subject to the beneficial ownership limitation described below. Each share of Preferred Stock is entitled to a de minimis liquidation preference of $0.0001 per share. The Preferred Stock does not have any voting rights (except in certain circumstances related to the Preferred Stock). The terms of the Preferred Stock otherwise are substantially equivalent to the terms of the Common Stock. The ability of a holder to convert Preferred Stock into Common Stock is prohibited to the extent that, upon such conversion, such holder, its affiliates and other persons whose ownership of Common Stock would be aggregated with that of such holder for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), would exceed 4.9% of the total number of shares of Common Stock then outstanding.

The Company and the Deerfield Parties entered into the Exchange Agreement pursuant to the exercise of the Deerfield Parties’ participation right under the Limited Consent and Amendment No. 1 to Facility Agreement, dated as of February 26, 2025, among the Company, the other loan parties party thereto, and the Deerfield Parties.

The foregoing summary of the Exchange and the Exchange Agreement does not purport to be complete and is qualified in their entirety by reference to the Exchange Agreement and form of Common Warrant to be acquired by the Deerfield Parties (the “Deerfield Common Warrant”), the form of which is substantially the same as the form of Common Warrant. Copies of the form of Deerfield Common Warrant and the Exchange Agreement are attached hereto as Exhibits 4.2 and 10.2, respectively and are incorporated herein by reference.

Registration Rights Agreements

In connection with the Private Placement, the Company agreed to enter into a registration rights agreement (the “Registration Rights Agreement”) with the Purchasers and Deerfield at the Closing in the form attached to the Purchase Agreement. Pursuant to the Registration Rights Agreement, among other things, the Company will file a resale registration statement (the “Registration Statement”) with the SEC no later than 45 days after the Closing to register the resale of the Shares and the shares of Common Stock issuable upon exercise of the Warrants. The Company will use its reasonable best efforts to cause the Registration Statement to be declared effective by the SEC within certain timeframes set forth in the Registration Rights Agreement. The Company will also, among other things, indemnify the Purchasers and Deerfield, their members, directors, officers, partners, employees, managers, agents, representatives and advisors from certain liabilities and pay registration and filing fee expenses incurred in connection with registrations pursuant to the Registration Rights Agreement.

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement. A copy of the form of the Registration Rights Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

The offer and sale of the Securities, the shares of Preferred Stock and the shares of Common Stock underlying the Warrants and shares of Preferred Stock have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Company issued the Securities and shares of Preferred Stock in reliance on exemptions from registration provided for under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D, or in the case of the Exchange Section 3(a)(9) of the Securities Act, promulgated thereunder. The Company relied on these exemptions from registration for based in part on the representations made by the Purchasers, including the representations with respect to each Purchaser’s status as an accredited investor, as such term is defined in Rule 501(a) of the Securities Act, and each Purchaser’s investment intent.

Item 3.03. Material Modification to Rights of Security Holders

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 24, 2025, the Company filed an amendment to Certificate of Designation of Preferences, Rights and Limitations of Series A Common Stock Equivalent Convertible Preferred Stock (the “Certificate of Designation” and such amendment, the “Amendment to Certificate of Designation”) with the Secretary of State of the State of Delaware in connection with the Exchange, effective on March 24, 2025. The Amendment to Certificate of Designation increased the number of shares of Preferred Stock to 213,000. Prior to filing the Amendment to Certificate of Designation, on March 24, 2025, the Company filed a Certificate of Correction (the “Certificate of Correction”) to the Certificate of Designation to correct an administrative error.

The foregoing descriptions of the Correction to Certificate of Designation and Amendment to Certificate of Designation are not complete and are subject to and qualified in their entirety by reference to the Correction to Certificate of Designation and the Amendment to Certificate of Designation, copies of which are attached hereto as Exhibit 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On March 24, 2025, the Company issued a press release announcing the Private Placement and the Exchange, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act.

Forward- Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “preliminary,” “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “predict,” “potential,” “guidance,” “approximately,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the completion, timing, size, expected proceeds and the use of proceeds from the Private Placement and the Exchange, including expected proceeds from the exercise of the common warrants and uses of such proceeds, expectations regarding timing of profitability and potential demand for our care model and other financial and performance metrics and projections of market opportunity and expectations that are not historical fact. These statements are based on various assumptions and on the current expectations of TOI and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by anyone as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of TOI. These forward-looking statements are subject to a number of risks and uncertainties, the outcome of judicial and administrative proceedings to which TOI may become a party or investigations to which TOI may become or is subject that could interrupt or limit TOI’s operations, result in adverse judgments, settlements or fines and create negative publicity; changes in TOI’s patient or payors' preferences, prospects and the competitive conditions prevailing in the healthcare sector; failure to address the need to meet stock exchange continued listing standards and the possibility that the Company may have to effect a reverse stock split; the impact of COVID-19 on TOI’s business; those factors discussed in the documents of TOI filed, or to be filed, with the SEC, including the Item 1A. "Risk Factors" section of TOI's Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on March 28, 2024 and any subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that TOI currently is evaluating or does not presently know or that TOI currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect TOI’s plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. TOI anticipates that subsequent events and developments will cause TOI’s assessments to change. TOI does not undertake any obligation to update any of these forward-looking statements. These forward-looking statements should not be relied upon as representing TOI’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Correction to Certificate of Designation of Preferences, Rights and Limitations of Series A Common Stock Equivalent Convertible Preferred Stock.
3.2	Amendment to Certificate of Designation of Preferences, Rights and Limitations of Series A Common Stock Equivalent Convertible Preferred Stock.
4.1	Form of Pre-Funded Warrant.
4.2	Form of Common Warrant.
4.3	Form of Deerfield Common Warrant.
10.1*	Securities Purchase Agreement, dated March 24, 2025, by and among the Company and the Purchasers.
10.2	Exchange Agreement, dated March 24, 2025, by and among the Company and the Deerfield Parties
10.3	Form of Registration Rights Agreement.
99.1	Press Release, dated March 24, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Exhibits marked with a (*) exclude certain portions of the exhibit pursuant to Item 601(b)(10)(iv) of Regulation S-K. A copy of the omitted portions will be furnished to the SEC upon request.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 25, 2025	THE ONCOLOGY INSTITUTE, INC.

	By:	/s/ Mark Hueppelsheuser
Mark Hueppelsheuser General Counsel